UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) November 24, 2008
COINSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)
1800 – 114th Avenue SE
BELLEVUE, WA 98004
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (425) 943-8000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-4.1

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 24, 2008, as a consequence of the termination of the Rights Agreement, dated as of November 12, 1998 between the Company and American Securities Transfer & Trust, Inc., on April 17, 2008, the Company filed with the Secretary of State of the State of Delaware, effective upon filing, a certificate eliminating from the Company’s Amended and Restated Certificate of Incorporation all matters set forth in the Certificate of Designation with respect to the Series A Junior Participating Preferred Stock.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

4.1	Certificate of Elimination with respect to Series A Junior Participating Preferred Stock of Coinstar, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COINSTAR, INC.
	By:	/S/ BRIAN V. TURNER
Date: November 25, 2008		Brian V. Turner,
Chief Financial Officer